UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 19, 2020

VolitionRx Limited

(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
13215 Bee Cave Parkway Suite 125, Galleria Oaks B Austin, Texas 78738
(Address of principal executive offices and Zip Code)
+1 (646) 650-1351
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	VNRX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                   Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

VOLITIONRX LIMITED

Form 8-K

Current Report

Item 5.07Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held at 11:00 a.m. local time on June 19, 2020 at 93-95 Gloucester Place, London, W1U 6JQ, United Kingdom, the Company’s stockholders voted on eight proposals.  The Company had 41,206,632 shares of common stock outstanding on April 27, 2020, the record date for the Annual Meeting, of which 31,066,641 shares of common stock were present in person or represented by proxy at the Annual Meeting.  The matters voted on at the Annual Meeting are described in more detail in the Company’s definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”).

The following proposals were voted upon at the Annual Meeting and the final voting results with respect to each proposal are set forth below:

Proposal 1: The Company’s stockholders elected six members to the Board of Directors to hold office until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.  The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cameron Reynolds	13,011,048	12,476,843	5,578,750
Dr. Martin Faulkes	13,003,423	12,484,468	5,578,750
Guy Innes	12,215,553	13,272,338	5,578,750
Dr. Alan Colman	24,245,438	1,242,453	5,578,750
Dr. Phillip Barnes	13,009,873	12,478,018	5,578,750
Dr. Edward Futcher	24,245,588	1,242,303	5,578,750

Proposal 2: The Company’s stockholders ratified the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020.  The voting results were as follows:

Votes For	Votes Against	Votes Abstained
30,855,182	129,994	81,465

Proposal 3: The Company’s stockholders did not approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement.  The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,601,275	12,645,150	241,466	5,578,750

Proposal 4: The Company’s stockholders did not approve an amendment to the Company’s 2015 Stock Incentive Plan.  The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,545,078	12,658,991	283,822	5,578,750

Proposal 5: The Company’s stockholders did not approve the Third Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to provide for the election of a classified board of directors, as described in the Proxy Statement.  The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,721,788	13,692,090	74,013	5,578,750

Proposal 6: The Company’s stockholders did not approve the Restated Certificate to permit stockholder action only at a duly called annual or special meeting and to prohibit stockholder action by written consent or electronic transmission.  The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,822,339	13,497,119	168,433	5,578,750

Proposal 7: The Company’s stockholders did not approve the Restated Certificate to require that special meetings of stockholders be called (i) by the board of directors pursuant to a resolution approved by a majority of the board of directors, (ii) by the chairman of the board of directors, (iii) by the chief executive officer or (iv) by the president (in the absence of a chief executive officer), as described in the Proxy Statement.  The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,671,202	13,692,498	124,191	5,578,750

Proposal 8: The Company’s stockholders did not approve the Restated Certificate to prohibit director removal without cause and to allow removal with cause only by the vote of the stockholders of at least 66-2/3% of all then-outstanding shares of common stock of the Company, as described in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,579,511	13,641,425	266,955	5,578,750

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED
Date: June 22, 2020	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President